Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) made as of April 29, 2005 by and among Encore Acquisition Company, a Delaware corporation (“Borrower”), Encore Operating, L.P., a Texas limited partnership (“Operating”), Bank of America, N.A., as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party to the Original Agreement defined below (“Lenders”).

W I T N E S S E T H:

     WHEREAS, Borrower, Operating, Administrative Agent, L/C Issuer and Lenders entered into that certain Credit Agreement dated as of August 19, 2004 (as amended, supplemented, or restated to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby L/C Issuer became obligated to issue Letters of Credit to Borrower and Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Operating, Administrative Agent, L/C Issuer and Lenders desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by Lenders and L/C Issuer to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

     “Amendment” means this First Amendment to Credit Agreement.

     “Amendment Documents” means this Amendment, the Consent and Agreement of the Guarantors relating to this Amendment and all other documents or instruments delivered in connection herewith or therewith.

     “Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. Defined Terms.

     (a) The defined term “Consolidated EBITDA” in Section 1.01 of the Original Agreement is hereby amended to be “Consolidated EBITDAX” and clause (c) of such definition is hereby amended in its entirety to read as follows:

     “(c) depreciation, depletion, amortization and exploration expense deducted in determining Consolidated Net Income;”.

     (b) The definition of “Letter of Credit Sublimit” in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

     “‘Letter of Credit Sublimit’ means, at any time, an amount equal to twenty percent (20%) of the Borrowing Base then in effect. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”

     Section 2.2. Borrowing Base. Pursuant to Section 2.13(b) of the Credit Agreement and in connection with the Scheduled Redetermination with a Redetermination Date of June 1, 2005, on March 31, 2005, Administrative Agent proposed to Lenders a redetermined increased Borrowing Base of $500,000,000. Borrower, Operating, Administrative Agent, L/C Issuer and Lenders hereby agree that:

     (a) notwithstanding the provisions of Section 2.13(b) of the Credit Agreement, Lenders’ failure to communicate their approval or disapproval of such proposed increased Borrowing Base within fifteen days of Administrative Agent’s proposal thereof shall not be deemed an approval of Administrative Agent’s proposal of such increased Borrowing Base;

     (b) such proposed increased Borrowing Base shall not become effective unless and until (i) all Lenders have executed and delivered this Amendment, and (ii) all other conditions to the effectiveness hereof have been satisfied; and

     (c) upon such effectiveness, until the next date thereafter as of which the Borrowing Base is redetermined, the Borrowing Base shall be $500,000,000.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

     Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

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     (a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form and substance satisfactory to Administrative Agent, all of the following:

(i)	this Amendment;

(ii)	the Consent and Agreement relating to this Amendment; and

(iii)	such other supporting documents as Administrative Agent may reasonably request.

     (b) Borrower shall have paid to Administrative Agent (i) for the pro rata account of the Lenders, a fee equal to 0.20% of the aggregate principal amount of the increase in the Borrowing Base, as effected hereby, over the Initial Borrowing Base and (ii) all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to this Amendment or any Loan Documents.

     (c) Borrower shall have paid, in connection with this Amendment and the Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to this Amendment or any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

     Section 4.1. Representations and Warranties. In order to induce L/C Issuer and each Lender to enter into this Amendment, Borrower and Operating represent and warrant to L/C Issuer and each Lender that:

     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

     (b) Each Credit Party is duly authorized to execute and deliver this Amendment and the other Amendment Documents (to the extent such Credit Party is a party to this Amendment and the other Amendment Documents) and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Credit Party has duly taken all company action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents) and to authorize the performance of its obligations hereunder and thereunder.

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     (c) The execution and delivery by each Credit Party of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents), the performance each Credit Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of Law or of the Organization Documents of such Credit Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Credit Party, or result in the creation of any Lien upon any assets or properties of such Credit Party. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by any Credit Party of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents) or to consummate the transactions contemplated hereby and thereby.

     (d) When duly executed and delivered, each of this Amendment, the Amendment Documents and the Credit Agreement will be a legal and binding obligation of each Credit Party (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents), enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

     (e) The audited annual consolidated and consolidating financial statements of Borrower dated as of December 31, 2004 fairly present the financial position at such dates and the statement of operations and the changes in financial position for the periods ending on such dates for the Borrower-Related Parties. Copies of such financial statements have heretofore been delivered to L/C Issuer and each Lender. Since such date no material adverse change has occurred in the financial condition or businesses of the Borrower-Related Parties.

ARTICLE V.

MISCELLANEOUS

     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of L/C Issuer or Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 5.2. Ratification of Security Documents. Borrower, Operating, Administrative Agent, L/C Issuer and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the L/C Obligations or the Notes, are Obligations and are secured indebtedness under, and are secured by, the Pledge Agreement

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and the Mortgages. Borrower and Operating hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of Borrower and Operating described as Collateral in the Pledge Agreement and as Mortgaged Property or in Section 2.2 of the Mortgages.

     Section 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of any Credit Party herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Credit Agreement to L/C Issuer or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower and Operating under this Amendment and under the Credit Agreement.

     Section 5.4. Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.5. Governing Law. This Amendment shall be governed by and construed in accordance the Laws applicable to the Credit Agreement.

     Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ACQUISITION COMPANY

By:	/s/ Roy W. Jageman

Roy W. Jageman
Executive Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary

ENCORE OPERATING, L.P.

By:	EAP Operating, Inc., its sole general partner
By: /s/ Roy W. Jageman

Roy W. Jageman
Executive Vice President, Chief
Financial Officer, Treasurer and
Corporate Secretary

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronaldo Naval

Name: Ronaldo Naval
Title: Vice President

BANK OF AMERICA, N.A.,
as L/C Issuer and a Lender

By:	/s/ Scott F. Davis

Name: Scott F. Davis
Title: Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery

Name: David Montgomery
Title: Senior Vice President

By:	/s/ Darrell Holley

Name: Darrell Holley
Title: Managing Director

WACHOVIA BANK, N.A., as a Lender

By:	/s/ David E. Humphreys

Name: David E. Humphreys
Title: Director

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ David E. Hunt

Name: David E. Hunt
Title: Managing Director

BNP PARIBAS, as a Lender

By:	/s/ David Dodd

Name: David Dodd
Title: Director

By:	/s/ Polly Schott

Name: Polly Schott
Title: Vice President

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Oliver Audemard

Name: Oliver Audemard
Title: Managing Director

By:	/s/ Philippe Soustra

Name: Philippe Soustra
Title: Executive Vice President

COMERICA BANK, as a Lender

By:	/s/ Peter L. Sefzik

Name: Peter L. Sefzik
Title: Vice President — Texas Division

THE FROST NATIONAL BANK, as a Lender

By:	/s/ John S. Warren

Name: John S. Warren
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Rajan

Name: Thomas Rajan
Title: Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Sean Roche

Name: Sean Roche
Title: Vice President

COMPASS BANK, as a Lender

By:	/s/ John M. Falbo

Name: John M. Falbo
Title: Senior Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Scott Myatt

Name: Scott Myatt
Title: Assistant Vice President

By:	/s/ Damien Melburger

Name: Damien Melburger
Title: Senior Vice President

BANK OF SCOTLAND, as a Lender

By:	/s/ Karen Weich

Name: Karen Weich
Title: Assistant Vice President

[First Amendment]

CONSENT AND AGREEMENT

     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby, with respect to each Loan Document executed by it, (a) ratifies and confirms the Guaranty, the Pledge Agreement, the Mortgages and all other Loan Documents, each as amended, supplemented, modified or restated hereby, (b) agrees that all of its respective obligations and covenants under the Guaranty, the Pledge Agreement, the Mortgages and all other Loan Documents, each as amended, supplemented, modified or restated hereby, shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection therewith, (c) agrees there are no offsets, claims or defenses of the undersigned with respect to the Guaranty, the Pledge Agreement or the Mortgages nor, to the knowledge of the undersigned, with respect to the Loans, (d) agrees the Guaranty, the Pledge Agreement and the Mortgages are not released, diminished or impaired in any way by the transactions contemplated in connection with this Amendment, (e) agrees that any and all indebtedness, liabilities or obligations, arising under or in connection with the L/C Obligations or the Notes, are Obligations and are secured indebtedness under, and are secured by, the Pledge Agreement and the Mortgages and hereby re-pledges, re-grants and re-assigns a security interest in and lien on each of its assets described as Collateral in the Pledge Agreement and as Mortgaged Property or in Section 2.2 of the Mortgages, and (f) agrees that the Guaranty, the Pledge Agreement, the Mortgages and all other Loan Documents, each as amended, supplemented, modified or restated hereby, shall remain in full force and effect.

EAP OPERATING, INC.

By:	/s/Roy W. Jageman

Roy W. Jageman, Executive Vice
President, Chief Financial
Officer, Treasurer and Corporate
Secretary

ENCORE OPERATING LOUISIANA, LLC

By:	/s/ Thomas H. Olle

Thomas H. Olle, Manager

EAP ENERGY, INC.

By:	/s/ Roy W. Jageman

Roy W. Jageman, Executive Vice President,
Chief Financial Officer, Treasurer and
Corporate Secretary

EAP ENERGY SERVICES, L.P.
By:	EAP Energy, Inc., its sole general partner

By:	/s/ Roy W. Jageman

Roy W. Jageman, Executive Vice
President, Chief Financial Officer,
Treasurer and Corporate Secretary

EAP PROPERTIES, INC.

By:	/s/ Robert A. Sagedy

Robert A. Sagedy, Vice President and
Assistant Corporate Secretary